UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2013

THOMPSON CREEK METALS COMPANY INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-33783	98-0583591
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

26 West Dry Creek Circle
Suite 810
Littleton, Colorado 80120
(Address of Principal Executive Offices)

(303) 761-8801
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of Thompson Creek Metals Company Inc. (the “Company”) was held on May 9, 2013 in Englewood, Colorado. On May 13, 2013, the “Company filed a Current Report on Form 8-K (the "Original 8-K") to report the final voting results on Proposals 1, 4 and 5, the proposals to approve the election of directors, the appointment of KPMG LLP as the Company’s independent registered public accounting firm and the advisory vote to approve the compensation of the Company's named executive officers. The meeting was adjourned until May 29, 2013 to allow additional time for shareholders to vote on Proposals 2 and 3, the proposals to approve the Company's amended and restated long-term incentive plan and amended and restated employee stock purchase plan.
Proposals 2 and 3 are subject to a higher voting standard than the other Proposals voted on at the annual meeting. The rules of the New York Stock Exchange require that the total votes cast on each of these Proposals represent greater than 50% of the total outstanding shares entitled to vote at the meeting. In contrast, Proposals 1, 4 and 5 are only required to be approved by the affirmative vote of the majority of votes cast at the meeting. In addition, Proposals 2 and 3 are considered “non-routine” proposals and, as such, brokers do not have discretionary authority to vote on these Proposals and must receive voting instructions from beneficial owners of shares held in street name in order for the shares to be voted.
The annual meeting of shareholders was reconvened on May 29, 2013. At such time, approximately 42% of the total outstanding shares entitled to vote at the meeting had been voted on each of Proposals 2 and 3. Accordingly, these Proposals were not approved under the New York Stock Exchange standards despite the fact that the majority of votes cast were in favor of these Proposals. Therefore, the Amended and Restated Thompson Creek Metals Company Inc. 2010 Long-Term Incentive Plan and the Amended and Restated Thompson Creek Metals Company Inc. 2010 Employee Stock Purchase Plan will not become effective. The Company's existing long-term incentive plan and employee stock purchase plan will remain in effect. The final results on Proposals 2 and 3 are set forth below.
(a)         The proposal to approve the Amended and Restated Thompson Creek Metals Company Inc. 2010 Long-Term Incentive Plan was not approved based on the following votes:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
39,396,047	31,621,480	654,854	33,505,709

(c)          The proposal to approve the Amended and Restated Thompson Creek Metals Company Inc. 2010 Employee Stock Purchase Plan was not approved based on the following votes:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
53,298,308	17,776,866	496,109	33,602,059

This amendment to the Original 8-K supplements the disclosure under Item 5.07 of the Original 8-K to provide results on Proposals 2 and 3 described in the Company's proxy statement filed with the Securities and Exchange Commission on March 27, 2013. No other changes are being made to the Original 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMPSON CREEK METALS COMPANY INC.

Date: May 30, 2013	By:	/s/ Wendy Cassity
	Name:	Wendy Cassity
	Title:	Vice President, General Counsel and Secretary